                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   ----------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------
                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

              FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
          (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

             100 Wall Street, New York, NY                    10005
         (Address of principal executive offices)           (Zip Code)
                                   ----------
                            For information, contact:
                         Dennis J. Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                                   ----------
                            Structured Products Corp.
               (Exact name of obligor as specified in its charter)

                       Delaware                       13-3760761
               (State or other jurisdiction of       (I. R. S. Employer
               incorporation or organization)        Identification No.)

                 c/o Salomon Brothers Inc
                 Seven World Trade Center
                 New York, New York                              10048
         (Address of principal executive offices)               (Zip Code)
                                   ----------

                      Notes, Certificates and Call Warrants
                         (Title of Indenture Securities)

Item 1.        General Information.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                       Name                               Address
                       ----                               -------

                Comptroller of the Currency               Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.        Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16.         List of Exhibits.

        Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to
                       Exhibit 1 of Form T-1, Registration No. 33-83774.

        Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

        Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

        Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

        Exhibit 5.     Not applicable.

        Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

        Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on December 31,

                       1996, published pursuant to law or the requirements of its supervising or examining authority.

        Exhibit 8.     Not applicable.

        Exhibit 9.     Not applicable.

                                    SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 28th day of February, 1997.

                                             FIRST TRUST OF NEW YORK,
                                                 NATIONAL ASSOCIATION

                                             By: /s/ Marlene J. Fahey
                                                -----------------------
                                                     Marlene J. Fahey
                                                     Vice President

                                                                      Exhibit 7

                          First Trust of New York, N.A.
                        Statement of Financial Condition
                                 As of 12/31/96

                                    ($000's)

                                                                 12/31/96
                                                                 --------
Assets
    Cash and Due From Depository Institutions                    $ 33,308
    Federal Reserve Stock                                           3,509
    Fixed Assets                                                      878
    Intangible Assets                                              80,432
    Other Assets                                                    5,755
                                                                 --------
        Total Assets                                             $123,879
                                                                 ========

Liabilities
    Other Liabilities                                               7,154
                                                                 --------
    Total Liabilities                                               7,154

Equity
    Common and Preferred Stock                                      1,000
    Surplus                                                       120,932
    Undivided Profits                                              (5,207)
                                                                 --------
        Total Equity Capital                                      116,725

Total Lliabilities and Equity Capital                            $123,879
                                                                 ========

================================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


First Trust of New York, N.A.

By: /s/ Marlena J. Fahey
   --------------------------
        Vice President


Date:   February 25, 1997